MITSUBISHI MOTORS CREDIT OF AMERICA,  INC.
Monthly Servicing Report  --  MMCA Auto Owner Trust 2002-3
January 1, 2003 through January 31, 2003


I.  ORIGINAL TRANSACTION  PARAMETERS
A.	Initial Receivables							$504,757,635.25
B.	Level Pay Pool Balance of the Initial Receivables			$468,690,834.00
C.	Last Scheduled Payment Pool Balance of the
	Initial Receivables							$36,066,801.25
D.	Notes
	1.	Class A-1
		a.	Initial Balance						$70,000,000.00
		b.	Note Interest Rate					1.74750%
		c.	Noteholders' Final Scheduled Payment Date		September 15, 2003
	2.	Class A-2
		a.	Initial Balance						$165,000,000.00
		b.	Note Interest Rate					2.150%
		c.	Noteholders' Final Scheduled Payment Date		October 17, 2005
		d.	Class A Allocation Percentage				85.14%
	3.	Class A-3
		a.	Initial Balance						$150,000,000.00
		b.	Note Interest Rate					2.970%
		c.	Noteholders' Final Scheduled Payment Date		March 15, 2007
		d.	Class A Allocation Percentage				85.14%
	4.	Class A-4
		a.	Initial Balance						$131,750,000.00
		b.	Note Interest Rate					3.5700%
		c.	Noteholders' Final Scheduled Payment Date		August 17, 2009
		d.	Class A Allocation Percentage				85.14%
	5.	Class B
		a.	Initial Balance						$50,375,000.00
		b.	Note Interest Rate					3.860%
		c.	Noteholders' Final Scheduled Payment Date		August 17, 2009
		d.	Class B Allocation Percentage				9.60%
	6.	Class C
		a.	Initial Balance						$27,625,000.00
		b.	Note Interest Rate					4.600%
		c.	Noteholders' Final Scheduled Payment Date		August 17, 2009
		d.	Class C Allocation Percentage				5.26%
E.	Certificates Initial Balance						$55,250,000.00
F.	Servicing Fee Rate 							1.00%
		Servicing Fee Rate for Deferred Receivables
		during Deferral Period						0.25%
G.	Weighted Average Coupon (WAC) of the Initial Receivables		7.253%
H.	Weighted Average Original Number of Payments of the
	Initial Receivables (Months)						61
I.	Weighted Average Remaining Number of Payments of the
	Initial Receivables (Months)						61
J.	Number of Initial Receivables						20,613
K.	Reserve Account
	1.	Initial Reserve Account Deposit Percentage of Initial Pool	6.00%
	2.	Reserve Account Deposit on the Closing Date			$29,487,650.29
	3.	Specified Reserve Balance Percentage				6.00%
L.	Yield Supplement Account Deposit on the Closing Date			$4,727,920.42
M.	Yield Supplement Over Collateralization
	Balance on Closing Date							$13,296,797.13
N.	Adjusted Principal Balance of Initial Receivables			$491,460,838.12
O.	Pre-Funding
	1.	Initial Pre-Funded Amount (Adjusted Principal Amount)		$158,539,161.88
	2.	Initial Closing Date						August 21, 2002
	3.	End of Pre-Funding Period					19-Dec-02
	4.	Fixed Percentage for Calculating Maximum Negative
		Carry Amount							1.25%
	5.	Negative Carry Account Initial Deposit				$615,010.40

II.  INPUTS FROM PREVIOUS MONTHLY SERVICER REPORT
A.	Total Pool Balance							$625,131,012.54
B.	Level Payment Pool Balance						$579,078,873.18
C.	Last Scheduled Payment Pool Balance					$46,052,139.36
D.	Notes
	1.	Class A-1
		a.	Prior Month Note Balance				$25,971,436.31
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	2.	Class A-2
		a.	Prior Month Note Balance				$165,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	3.	Class A-3
		a.	Prior Month Note Balance				$150,000,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	4.	Class A-4
		a.	Prior Month Note Balance				$131,750,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	5.	Class B
		a.	Prior Month Note Balance				$50,375,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
	6.	Class C
		a.	Prior Month Note Balance				$27,625,000.00
		b.	Interest Carryover Shortfall				0.00
		c.	Principal Carryover Shortfall				0.00
E.	Certificate Balance							$55,250,000.00
F.	Reserve Account Balance							$38,315,496.77
G.	Yield Supplement Account Balance					$3,030,248.68
H.	Payahead Account Balance						$408,119.93
I.	Yield Supplement Over Collateralization Balance 			$15,235,418.85
J.	Pre-Funding Account Balance						$0.00
K. 	Negative Carry Account Balance						$0.00
L.	Deferred Receivables							$257,511,386.74
M.	Cumulative Losses for All Prior Periods					$3,532,954.75
N.	Weighted Average Coupon (WAC)						7.222%
O.	Weighted Average Remaining Term to Maturity  (WAM) 			57.93
P	Number of Contracts						 	26,732
Q	Total Subsequent Receivables Sold as of Related Cutoff Dates
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total								0.00

III.  INPUTS FROM THE INVESTOR REPORTING SYSTEM
A.	Precomputed Contracts Level Payment Principal
	1.	Scheduled Principal Reduction					356,493.81
	2.	Prepayments in Full						139,522.20
	3.	Repurchased Receivables Principal 				0.00
	4.	Repurchased Receivables Interest				0.00
B.	Total Collections for Precomputed Contracts 				505,056.94
C.	Precomputed Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						0.00
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Paid in Full Prior
		to Month of Maturity						0.00
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						0.00
D.	Simple Interest Contracts - Level Payment
	1.	Principal Reduction						10,601,811.23
	2.	Collected Principal						10,600,470.93
	3.	Collected Interest						2,405,425.94
	4.	Repurchased Receivables Principal 				0.00
	5.	Repurchased Receivables Interest				0.00
E.	Simple Interest Contracts - Principal on Last Scheduled Payments
	1.	Collected Principal						140,058.08
	2.	Repurchased Receivables Principal 				0.00
	3.	Repurchased Receivables Interest				0.00
	4.	Last Scheduled Payment Principal Collected Prior to
		Month of Maturity						140,058.08
	5.	Last Scheduled Payment Principal Due on Loans
		Matured This Month						0.00
F.	Yield Supplement Information
	1.	Yield Supplement Amount 					552,295.03
	2.	Specified Yield Supplement Account Balance			2,450,985.49
	3.	Deposit to Yield Supplement Account for Subsequent Receivables
		Sold This  Period						0.00
G.	Yield Supplement Over Collateralization					14,763,138.11
H.	Advances
	1.	Actuarial Advances
		a.	Beginning Actuarial Advances (or payments
			due prior to Cutoff Date)				24,405.22
		b.	Current Month Actuarial Advances			12,716.82
		c.	Reimbursement of Actuarial Advances (or payments due
			prior to Cutoff Date)					11,948.35
		d.	Ending Actuarial Advances (or payments due
			prior to Cutoff Date)					25,173.69
	2.	Precomputed Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advances		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	3.	Simple Interest Loans - Last Scheduled Payment Advances
		a.	Beginning Last Scheduled Payment Advances		0.00
		b.	Current Month Last Scheduled Payment Advance		0.00
		c.	Reimbursement of Last Scheduled Payment Advances	0.00
		d.	Ending Last Scheduled Payment Advances			0.00
	4.	Net Servicer Advances 						768.47
I.	Payahead Account Activity
	1.	Net Increase/(Decrease) in Payahead Account Balance		95,997.66
	2.	Payahead Balance of Loans Defaulted this Period			0.00
	3.	Deposit to Payahead Account for Subsequent Receivables
		Sold This  Period						0.00
	4.	Ending Payahead Balance 					504,117.59
J.	Rule of 78s Payment							500.00
K.	Weighted Average Coupon of Remaining  Portfolio (WAC)			7.184%
L.	Weighted Average Remaining Maturity (WAM)				57.28
M.	Remaining Number of Receivables						26,342
N.	Delinquent Contracts		Contracts			Amount
	1.	30-59 Days Delinquent	913 	3.47%		20,650,660.92 	3.38%
	2.	60-89 Days Delinquent	400 	1.52%		9,024,382.30 	1.48%
	3.	90 Days or
		more Delinquent		281 	1.07%		6,241,659.20 	1.02%
O.	Net Loss and Defaulted Receivables Information
	1.	Vehicles Repossessed
		During Month 		129 			2,493,536.40
	2.	Loans Defaulted During
		the Month		147
	3.	Level Payment Principal
		Balance of Defaulted
		Receivables					2,994,891.20
	4.	Last Scheduled Payment
		Principal Balance of
		Defaulted Receivables				502,648.92
	5.	Level Payment
		Liquidation Proceeds				403,553.51
	6.	Last Scheduled Payment
		Liquidation Proceeds				0.00
	7.	Recoveries of Level
		Payment and Last
		Scheduled Payment on
		Previously Defaulted
		Receivables					152,288.58
P.	Pool Balances
	1.	Total Pool Balance						610,395,587.09
	2.	Level Pay Pool Balance						564,986,154.74
	3.	Last Scheduled Payment Pool Balance				45,409,432.35
	4.	Deferred Receivables						233,205,980.56
Q.	Principal Balance of Subsequent Receivables Sold
	This Period As of Subsequent Transfer Date
	1.	Level Pay Balance						0.00
	2.	Last Scheduled Payment Balance					0.00
	3.	Total Principal Balance						0.00

IV.  INVESTMENT INCOME
A.	Reserve Account Investment Income					33,490.25
B.	Collection Account Investment Income					9,231.82
C.	Payahead Account Investment Income					294.09
D.	Yield Supplement Account Investment Income				2,871.01
E.	Pre-Funding Account Investment Income					0.00
F.	Negative Carry Account Investment Income				0.00

V.  COLLECTIONS
A.	Level Payments Received (Excluding Repurchases)
	1.	Total Collections for Precomputed Contracts
		(Level Payment Only) 						505,056.94
	2.	Collected Principal on Simple Interest Contracts
		(Level Payment Only)						10,600,470.93
	3.	Collected Interest on Simple Interest Contracts
		(Level Payment Only) 						2,405,425.94
		Subtotal							13,510,953.81

B.	Last Scheduled Payment Principal Collections
	(Excluding Repurchases)							140,058.08
C.	Net Change in Payahead Account Balance 					(95,997.66)
D.	Net Liquidation Proceeds and Recoveries Received 			555,842.09
E.	Principal and Interest on Purchased or Repurchased Contracts		0.00
F.	Exclusion of Rule of 78's Payments 					(500.00)
G.	Net Servicer Advances/(Reimbursements) 					768.47
H.	Yield Supplement Amount 						552,295.03
I.	Net Investment Earning on the Pre-Funding Account			0.00
J.	Negative Carry Amount 							0.00
K.	Remaining Pre-Funded Amount Due to Noteholders				0.00
L.	Available Funds								$14,663,419.82

VI. PRE-FUNDING ACTIVITY
	A.	Subsequent Receivables Sold This Period
		1.	Principal Balance of Subsequent
			Receivables Sold This  Period				0.00
		2.	Adjusted Principal Balance of
			Subsequent Receivables Sold This  Period		0.00
		3.	Subsequent Cutoff Date for
			Subsequent Receivables Sold This  Period		31-Aug-02
		4.	Subsequent Transfer Date for Subsequent
			Receivables Sold This  Period				10-Sep-02
		5.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Deposit to Yield Supplement Account for Subsequent
			Receivables Sold This  Period				0.00
		7.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		8.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
	B.	End of Pre-Funding Period (if balance in
		Pre-Funding Account balance is $100,000 or greater)		16-Dec-02
	C.	Pre-Funding Account
		1.	Beginning Pre-Funding Amount				0.00
		2.	Amount Paid to Seller for Subsequent
			Receivables Sold This Period				0.00
		3.	Deposit to Reserve Account for Subsequent
			Receivables Sold This  Period				0.00
		4.	Deposit to Yield Supplement Account for
			Subsequent Receivables Sold This  Period		0.00
		5.	Deposit to Payahead Account for Subsequent
			Receivables Sold This  Period				0.00
		6.	Remaining Pre-Funded Amount Payable
			to Noteholders						0.00
		7.	Remaining Pre-Funding Amount (excl.
			Reserve & Yield Supplement Amount)			0.00
	D.	Negative Carry Account
		1.	Calculation of Negative Carry Amount for
			the Current Period
			a.  Accrued Note Interest for this Period		1,369,630.35
			b.  Pre-Funded Amount (excl. Reserve & Yield
			Supplement Amount)					0.00
			c.  Pre-Funded Percentage				0.00%
			d.  Net Investment Earnings on the
			Pre-Funded Amount					0.00
			e.  Negative Carry Amount for the
			Current Period						0.00
		2.	Calculation Maximum Negative Carry Amount
			a.  Weighted Average Rate based on
			Ending Note Balances					2.7253%
			b.  Note Percentage based on Ending
			Note Balances						90.66%
			c.  Actual Number of Days from Payment
			Date to End of Pre-Funding Period			97
			d.  Maximum Negative Carry Amount			0.00
		3.	Required Negative Carry Account Balance			0.00
	E. 	Total Subsequent Receivables Sold as of Related
		Cutoff Dates
		1.	Level Pay Balance					151,329,122.91
		2.	Last Scheduled Payment Balance				11,329,871.30
		3.	Total							162,658,994.21
	F.	Total Initial and Subsequent Receivables Sold
		as of Related Cutoff Dates
		1.	Level Pay						620,019,956.91
		2.	Last Scheduled						47,396,672.55
		3.	Total							667,416,629.46
	G.	Specified Reserve Balance					39,000,000.00

VII.  DISTRIBUTIONS
A.	Principal Distribution Amount
	1.	Total Scheduled Principal					14,263,144.71
	2.	Principal Carrryover Shortfall					0.00
	3.	Total Principal Distribution Amount				14,263,144.71
B.	Total Required Payment
	1.	Total Servicing Fee  						359,997.89
	2.	Accrued Note Interest  Due
		a.	Class A-1						42,863.69
		b.  	Class A-2						295,625.00
		c. 	Class A-3 						371,250.00
		d.	Class A-4						391,956.25
		e.	Class B							162,039.58
		f.	Class C							105,895.83
		g.	Total Accrued Note Interest				1,369,630.35
	3.	Principal Distribution Amount Due
		a.	Class A-1 						14,263,144.71
		b.  	Class A-2 						0.00
		c. 	Class A-3						0.00
		d.	Class A-4						0.00
		e.	Class B 						0.00
		f.	Class C							0.00
		g.	Total Principal Distribution Amount			14,263,144.71
	4.	Total Required Payment 						15,992,772.95
	5.	Available Funds							14,663,419.82
	6.	Reserve Account TRP Draw Amount					1,329,353.13
	7.	Total Available Funds						$15,992,772.95
C.	Current Period Payments
	1.	Servicing Fee paid						359,997.89
	2.	Interest Paid
		a.	Class A-1 						42,863.69
		b.  	Class A-2 						295,625.00
		c. 	Class A-3 						371,250.00
		d.	Class A-4						391,956.25
		e.	Class B							162,039.58
		f.	Class C							105,895.83
		g.	Total Interest Paid					1,369,630.35
	3.	Remaining Available Funds					14,263,144.71
	4.	Principal Payments
		a.	Class A-1 						14,263,144.71
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Payments				14,263,144.71
D.	Current Period Shortfalls
	1.	Interest Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Interest Carryover Shortfall			0.00
	2.	Principal Carryover Shortfall
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Principal Carryover Shortfall			0.00
E.	Reserve Account
	1.	Beginning Reserve Account Balance				38,315,496.77
	3.	Plus: Reserve Account Investment Income				33,490.25
	4.	Less: Reserve Account Advance Draw Amount			0.00
	5.	Less: Reserve Account TRP Draw Amount				1,329,353.13
	6.	Reserve Account Balance before Deposit to Reserve Account	37,019,633.89
	7.	Specified Reserve Account Balance				39,000,000.00
	8.	Amount Necessary to Reinstate Reserve Account to Specified
		Reserve Balance 						1,980,366.11
	9.	Funds Available for Deposit to Reserve Account			0.00
	10.	Amount Deposited to Reserve Account				0.00
	11.	Reserve Account Investment Income Released to Seller		0.00
	12.	Ending Reserve Account Balance					37,019,633.89
F.	Turbo Principal Payment
	1.	Funds Available for Accelerated Principal Payment		0.00
	2.	Accelerated Principal Payments					0.00
		a.	Class A-1 						0.00
		b.  	Class A-2 						0.00
		c. 	Class A-3 						0.00
		d.	Class A-4						0.00
		e.	Class B							0.00
		f.	Class C							0.00
		g.	Total Turbo Principal Distribution Amount		0.00
F.	Excess Funds Deposited to Certificate Distribution Account		0.00
G.	Total Distributions							$15,992,772.95


VIII.  POOL BALANCES AND PORTFOLIO
	INFORMATION			Beginning		End
A.	Balances and Principal Factors	of Period		of Period
	1.	Total Pool Balance	$625,131,012.54		$610,395,587.09
	2.	Total Pool Factor	1.2384776 		1.2092845
	3.	Level Payment Pool
		Balance			579,078,873.18 		564,986,154.74
	4.	Level Payment Pool
		Factor			1.2355242 		1.2054560
	5.	Last Scheduled Payment
		Pool Balance		46,052,139.36 		45,409,432.35
	6.	Note Balance
		a.	Class A-1 	25,971,436.31 		11,708,291.60
		b.  	Class A-2 	165,000,000.00 		165,000,000.00
		c. 	Class A-3 	150,000,000.00 		150,000,000.00
		d.	Class A-4	131,750,000.00 		131,750,000.00
		e.	Class B		50,375,000.00 		50,375,000.00
		f.	Class C		27,625,000.00 		27,625,000.00
		g.	Total		550,721,436.31 		536,458,291.60
	7.	Pool Factor
		a.	Class A-1 	0.3710205 		0.1672613
		b.  	Class A-2 	1.0000000 		1.0000000
		c. 	Class A-3 	1.0000000 		1.0000000
		d.	Class A-4	1.0000000 		1.0000000
		e.	Class B		1.0000000 		1.0000000
		f.	Class C		1.0000000 		1.0000000
	8.	Certificate Balance	55,250,000.00 		55,250,000.00
	9.	Certificate Pool Factor	1.0000000 		1.0000000
	10.	Total Note and
		Certificate Balance	605,971,436.31	591,708,291.60
	11.	Yield Supplement Over
		Collatralization	15,235,418.85	14,763,138.11
	12.	Adjusted Pool Balance	609,895,593.69	595,632,448.98

B.	Portfolio Information
	1.	Weighted Average
		Coupon of  Portfolio
		(WAC)				7.222% 		7.184%
	2.	Weighted Average
		Remaining Term to Maturity
		of  Portfolio (WAM) 		57.93 	57.28
	3.	Remaining Number
		of Receivables			26,732 	26,342

IX.  NET LOSS AND DELINQUENCY ACTIVITY
A.	Realized Losses for Collection Period					3,093,986.61
B.	Realized Losses for Collection Period Less Recoveries			2,941,698.03
C.	Cumulative Losses for all Periods  					6,474,652.78
D	Delinquent and Repossessed Contracts
					      	Contracts	Amount
	1.	30-59 Days Delinquent		913 	3.47%	$20,650,660.92 	3.38%
	2.	60-89 Days Delinquent		400 	1.52%	$9,024,382.30 	1.48%
	3.	90 Days or more Delinquent	281 	1.07%	$6,241,659.20 	1.02%
	4.	Vehicles Repossessed During
		    Collection Period		129 		$2,493,536.40


X.  AVERAGE LOSS AND DELINQUENCY RATIOS
A.	Annualized Ratio of Realized Losses to Pool
	Balance for Each Collection Period
	1.	Second Preceding Collection Period				2.35%
	2.	Preceding Collection Period					2.35%
	3.	Current Collection Period 					2.35%
	4.	Three Month Average 						2.35%

B.	Annualized Net Loss							5.65%

C.	Ratio of Balance of Contracts Delinquent 60 Days or
	More to the Pool Balance as of the End of the Collection Period.
	1.	Second Preceding Collection Period				1.50%
	2.	Preceding Collection Period					2.14%
	3.	Current Collection Period 					2.44%
	4.	Three Month Average 						2.03%

XI.  RECONCILIATION OF COLLECTION ACCOUNT
A.	Transfers Into Collection Account
	1.	Transfer of Daily Collections					14,206,853.98
	2.	Yield Supplement Amount from MMCA				552,295.03
	3.	Net Servicer Advances (if positive) 				768.47
	4.	Reserve Account Draw for Total Required Payment			1,329,353.13
	5.	Deposit from Payahead Account  					0.00
	6.	Collection Account Investment Income  				9,231.82
	7.	Transfer of Negative Carry Amount from Negative
		Carry Account							0.00
	8.	Transfer of Net Earnings on Pre-Funding Account			0.00
	9.	Transfer of Prefunding Account Balance due to
		End of Pre-Funding Period					0.00
	10.	Total Transfers Into Collection Account				$16,098,502.43
B.	Transfers from Collection Account
	1.	To Servicer
		a.	Total Servicing Fee					359,997.89
		b.	Rule of 78's Payment					500.00
		c.	Net Reimbursement of Servicer Advance or Payments
			Due Prior to Cutoff Date				0.00
		d.	Less:  Total Principal and Interest on Repurchases
			(Netted from Amounts Due Servicer) 			0.00
		e.	Total To Servicer (Net of Total Repurchases)		360,497.89

	2.	Total Required Payment Distributed (Net of Total
		Servicing Fee)							15,632,775.06
	3.	Turbo Principal Payment Distributed				0.00
	4.	Deposit to Payahead Account 					95,997.66
	5.	Deposit to Reserve Account 					0.00
	6.	Deposit To Certificate Distribution Account
		a.	Excess Funds						0.00
		b.	Collection Account Investment Income			9,231.82
		c.	Total to Certificate Distribution Account		9,231.82
	7.	Total Transfers from Collection Account				$16,098,502.43

XII.  RECONCILIATION OF RESERVE ACCOUNT
A.	Beginning Balance of Reserve Account					38,315,496.77
B.	Transfers Into Reserve Account
	1.	Reserve Account Deposit from Available Funds 			0.00
	2.	Reserve Account Investment Income 				33,490.25
	3.	Transfer from Prefunding Account for Subsequent
		Receivables Sold						0.00
	4.	Total Transfers Into Reserve Account				33,490.25
C.	Total Transfers In and Beginning Balance			 	$38,348,987.02
D.	Distributions From Reserve Account
	1.	Transfer to Servicer for Reserve Account
		Advance Draw Amount						0.00
	2.	Transfer to Collection Account for Reserve
		Account TRP Draw Amount  					1,329,353.13
	3.	Reserve Account Investment Income to Seller (MART)  		0.00
	4.	Total Transfers From Reserve Account				1,329,353.13
E.	Ending Balance								37,019,633.89
F.	Total Distributions and Ending Balance					$38,348,987.02

XIII.  RECONCILIATION OF PAYAHEAD ACCOUNT
A.	Beginning Balance of Payahead Account					408,119.93
B.	Transfers Into Payahead Account
	1.	Net Payahead Transfer from Collection Account 			95,997.66
	2.	Payahead Account Investment Income 				294.09
	3.	Transfer from Prefunding Account for Subsequent Receivables	0.00
	4.	Total Transfers Into Payahead Account				96,291.75
C.	Total Transfers In and Beginning Balance				$504,411.68
D.	Distributions From Payahead Account
	1.	Net Payahead Transfer to Collection Account 			0.00
	2.	Transfer Investment Income to Servicer 				294.09
	3.	Total Transfers From Payahead Account				294.09
E.	Payahead Account Ending Balance 					504,117.59
F.	Total Distributions and Ending Balance					$504,411.68

XIV.  RECONCILIATION OF YIELD SUPPLEMENT ACCOUNT
A.	Beginning Balance of Yield Supplement Account 				3,030,248.68
B.	Transfers IntoYield Supplement Account
	1.	Yield Supplement Account Investment Income   			2,871.01
	2.	Transfer from Prefunding Account for Subsequent
		Receivables Sold						0.00
	3.	Total Transfers Into Yield Supplement Account			2,871.01
C.	Total Transfers and Beginning Balance  					$3,033,119.69
D.	Distributions From Yield Supplement Account
	1.	Yield Supplement Amount to Collection Account
		(if not paid by MMCA) 						0.00
	2.	Transfer Investment Income to Seller (MART)			2,871.01
	3.	Transfer Reduction in Specified Yield Supplement
		Account Balance to Seller (MART)				579,263.19
	4.	Total Transfers From Yield Supplement Account			582,134.20
E.	Specified Yield Supplement Account Ending Balance 			2,450,985.49
F.	Total Distributions and Ending Balance					$3,033,119.69

XV.  RECONCILIATION OF NOTE PAYMENT ACCOUNT
A.	Transfers Into Note Payment Account
	1.	Total Required Pmt Distributed (less Servicing Fee
		& Net Swap Pmt) from Collection Acct				15,632,775.06
	2.	Turbo Principal Payment Distributed from
		Collection Account						0.00
	3.	Total Transfers Into Note Payment Account			15,632,775.06
B.	Distributions from Note Payment Account
	1.	Payments to Noteholders
		a.	Class A-1 						14,306,008.40
		b.  	Class A-2 						295,625.00
		c. 	Class A-3 						371,250.00
		d.	Class A-4						391,956.25
		e.	Class B							162,039.58
		f.	Class C							105,895.83
		g.	Total Payments to Noteholders				15,632,775.06
	2.	Ending Balance of Note Payment Account				0.00
C.	Total Distributions and Ending Balance								 $15,632,775.06

XVI.  RECONCILIATION OF CERTIFICATE DISTRIBUTION ACCOUNT
A.	Transfers Into Certificate Distribution Account
	1.	Excess Funds Deposited from Collection Account			0.00
	2.	Collection Account Investment Income				9,231.82
	3.	Total Transfers into Certificate Distribution Account		9,231.82
B.	Distributions from Certificate Distribution Account
	1.	Payments to Certificateholders					9,231.82
	2.	Ending Balance							0.00
C.	Total Distributions and Ending Balance					$9,231.82

XVII.  RECONCILIATION OF PRE-FUNDING ACCOUNT
A.	Beginning Balance of Pre-Funding Account				0.00
B.	Pre-Funding Account Investment Income					0.00
C.	Total Transfers In and Beginning Balance				$0.00
D.	Distributions from Pre-Funding Account
	1.	Transfer Investment Income to Collection Account		0.00
	2.	Transfer to Reserve Account for Sale of
		Subsequent Receivables						0.00
	3.	Transfer to Yield Supplement Account for Sale of
		Subsequent Receivables						0.00
	4.	Transfer to Payahead Account for Sale of Subsequent
		Receivables							0.00
	4.	Transfer to Seller (MART) for Sale of Subsequent
		Receivables							0.00
	6.	Transfer to Collection Account of Remaining Balance
		Due Noteholders							0.00
	7.	Total Transfers From Pre-Funding Account			0.00
E.	Pre-Funding Account Ending Balance					0.00
F.	Total Distributions and Ending Balance					0.00

XVIII.  RECONCILIATION OF NEGATIVE CARRY ACCOUNT
A.	Beginning Balance of Negative Carry Account				0.00
B.	Negative Carry Account Investment Income				0.00
C.	Total Transfers In and Beginning Balance			 	$0.00
D.	Distributions from Negative Carry Account
	1.	Transfer of Negative Carry Amount to Collection Account		0.00
	2.	Release Investment Income from Negative Carry Account
		to Seller (MART)						0.00
	3.	Release Excess Funds from Negative Carry Account
		to Seller (MART)						0.00
	4.	Total Transfers From Negative Carry Account			0.00
E.	Negative Carry Account Ending Balance					0.00
F.	Total Distributions and Ending Balance				 	$0.00

XIX.  DISTRIBUTION SUMMARY
A.	Distributions From Collection Account
	1.	To Note Payment Account						15,632,775.06
	2.	To Servicer (MMCA) 						360,497.89
	3.	To Payahead Account						95,997.66
	4.	To Reserve Account 						0.00
	5 	To Certificate Distribution Account				9,231.82
	6.	Total Distributions From Collection Account			$16,098,502.43

B.	Distributions From Reserve Account
	1.	To Collection Account 						1,329,353.13
	2.	To Seller (MART)						0.00
	3.	To Servicer (MMCA)						0.00
	4.	Total Distributions From Reserve Account 			1,329,353.13

C.	Distributions From Payahead Account
	1.	To Collection Account						0.00
	2.	Investment Income to Servicer (MMCA) 				294.09
	3.	Total Distributions From Payahead Account			294.09

D.	Distributions From Yield Supplement Account
	1.	To Collection Account						0.00
	2.	Investment Income to Seller (MART)				2,871.01
	3.	Reduction in Specified Yield Supplement Account
		Balance to Seller (MART)					579,263.19
	4.	Total Distributions From Yield Supplement Account		582,134.20

E.	Distributions From Pre-Funding Account
	1.	To Reserve Account						0.00
	2.	To Yield Suplement Account					0.00
	3.	To Collection Account						0.00
	4.	To Payahead Account						0.00
	4.	To Seller for Sale of Subsequent Receivables			0.00
	5.	Total Distributions from Negative Carry Account			0.00

F.	Distributions From Negative Carry Account
	1.	To Collection Account						0.00
	2.	To Seller (MART)						0.00
	3.	Total Distributions from Negative Carry Account			0.00

G.	Total Distributions From All Accounts								 $18,010,283.85
H.	Total Distributions From All Accounts to:
	1.	Note Payment Account						15,632,775.06
	2.	Servicer (MMCA)							360,791.98
	3.	Seller (MART)							582,134.20
	4.	Collection Account 						1,329,353.13
	5.	Certificate Distribution Account				9,231.82
	6.	Reserve Account							0.00
	7.	Payahead Account						95,997.66
	8.	Yield Supplement Account					0.00
	9.	Total Distributions From All Accounts				$18,010,283.85